EX-99.s.1

POWER OF ATTORNEY

I, the undersigned, President/Chief Executive Officer and member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of August, 2015.

/s/ Shawn Lytle
Shawn Lytle

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Delaware Pooled Trust
Delaware Group Cash Reserve	Delaware VIP Trust
Delaware Group Equity Funds I	Voyageur Insured Funds
Delaware Group Equity Funds II	Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds IV	Voyageur Mutual Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds II
Delaware Group Foundation Funds	Voyageur Mutual Funds III
Delaware Group Global & International Funds	Voyageur Tax Free Funds
Delaware Group Government Fund	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Income Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Fund	Delaware Investments National Municipal Income Fund

POWER OF ATTORNEY

I, the undersigned, Chief Financial Officer of the Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn Lytle and Brian L. Murray, Jr., and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of August, 2015.

/s/ Richard Salus
Richard Salus

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Delaware Pooled Trust
Delaware Group Cash Reserve	Delaware VIP Trust
Delaware Group Equity Funds I	Voyageur Insured Funds
Delaware Group Equity Funds II	Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds IV	Voyageur Mutual Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds II
Delaware Group Foundation Funds	Voyageur Mutual Funds III
Delaware Group Global & International Funds	Voyageur Tax Free Funds
Delaware Group Government Fund	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Income Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Fund	Delaware Investments National Municipal Income Fund

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of August, 2015.

/s/ Thomas L. Bennett
Thomas L. Bennett

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Delaware Pooled Trust
Delaware Group Cash Reserve	Delaware VIP Trust
Delaware Group Equity Funds I	Voyageur Insured Funds
Delaware Group Equity Funds II	Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds IV	Voyageur Mutual Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds II
Delaware Group Foundation Funds	Voyageur Mutual Funds III
Delaware Group Global & International Funds	Voyageur Tax Free Funds
Delaware Group Government Fund	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Income Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Fund	Delaware Investments National Municipal Income Fund

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of August, 2015.

/s/ Ann D. Borowiec
Ann D. Borowiec

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Delaware Pooled Trust
Delaware Group Cash Reserve	Delaware VIP Trust
Delaware Group Equity Funds I	Voyageur Insured Funds
Delaware Group Equity Funds II	Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds IV	Voyageur Mutual Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds II
Delaware Group Foundation Funds	Voyageur Mutual Funds III
Delaware Group Global & International Funds	Voyageur Tax Free Funds
Delaware Group Government Fund	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Income Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Fund	Delaware Investments National Municipal Income Fund

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of August, 2015.

/s/ Joseph W. Chow
Joseph W. Chow

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Delaware Pooled Trust
Delaware Group Cash Reserve	Delaware VIP Trust
Delaware Group Equity Funds I	Voyageur Insured Funds
Delaware Group Equity Funds II	Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds IV	Voyageur Mutual Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds II
Delaware Group Foundation Funds	Voyageur Mutual Funds III
Delaware Group Global & International Funds	Voyageur Tax Free Funds
Delaware Group Government Fund	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Income Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Fund	Delaware Investments National Municipal Income Fund

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of August, 2015.

/s/ John A. Fry
John A. Fry

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Delaware Pooled Trust
Delaware Group Cash Reserve	Delaware VIP Trust
Delaware Group Equity Funds I	Voyageur Insured Funds
Delaware Group Equity Funds II	Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds IV	Voyageur Mutual Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds II
Delaware Group Foundation Funds	Voyageur Mutual Funds III
Delaware Group Global & International Funds	Voyageur Tax Free Funds
Delaware Group Government Fund	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Income Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Fund	Delaware Investments National Municipal Income Fund

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of August, 2015.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Delaware Pooled Trust
Delaware Group Cash Reserve	Delaware VIP Trust
Delaware Group Equity Funds I	Voyageur Insured Funds
Delaware Group Equity Funds II	Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds IV	Voyageur Mutual Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds II
Delaware Group Foundation Funds	Voyageur Mutual Funds III
Delaware Group Global & International Funds	Voyageur Tax Free Funds
Delaware Group Government Fund	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Income Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Fund	Delaware Investments National Municipal Income Fund

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of August, 2015.

/s/ Frances A. Sevilla-Sacasa
Frances A. Sevilla-Sacasa

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Delaware Pooled Trust
Delaware Group Cash Reserve	Delaware VIP Trust
Delaware Group Equity Funds I	Voyageur Insured Funds
Delaware Group Equity Funds II	Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds IV	Voyageur Mutual Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds II
Delaware Group Foundation Funds	Voyageur Mutual Funds III
Delaware Group Global & International Funds	Voyageur Tax Free Funds
Delaware Group Government Fund	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Income Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Fund	Delaware Investments National Municipal Income Fund

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of August, 2015.

/s/ Thomas K. Whitford
Thomas K. Whitford

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Delaware Pooled Trust
Delaware Group Cash Reserve	Delaware VIP Trust
Delaware Group Equity Funds I	Voyageur Insured Funds
Delaware Group Equity Funds II	Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds IV	Voyageur Mutual Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds II
Delaware Group Foundation Funds	Voyageur Mutual Funds III
Delaware Group Global & International Funds	Voyageur Tax Free Funds
Delaware Group Government Fund	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Income Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Fund	Delaware Investments National Municipal Income Fund

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trusts"), hereby constitute and appoint David F. Connor, Shawn Lytle, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts including Form N-1A, Form N-2, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 20th day of August, 2015.

/s/ Jan L. Yeomans
Jan L. Yeomans

Delaware Investments Family of Funds

Delaware Group Adviser Funds	Delaware Pooled Trust
Delaware Group Cash Reserve	Delaware VIP Trust
Delaware Group Equity Funds I	Voyageur Insured Funds
Delaware Group Equity Funds II	Voyageur Intermediate Tax Free Funds
Delaware Group Equity Funds IV	Voyageur Mutual Funds
Delaware Group Equity Funds V	Voyageur Mutual Funds II
Delaware Group Foundation Funds	Voyageur Mutual Funds III
Delaware Group Global & International Funds	Voyageur Tax Free Funds
Delaware Group Government Fund	Delaware Enhanced Global Dividend and Income Fund
Delaware Group Income Funds	Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Limited-Term Government Funds	Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Group State Tax-Free Income Trust	Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Fund	Delaware Investments National Municipal Income Fund